                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

April 9, 2003

To Our Shareholders:

    We are pleased to submit to you our report for the quarter ended March 31, 2003. The net asset value per share at that date was $13.41. During the quarter, three $0.11 per share monthly dividends were declared and paid. In addition, on March 6, 2003, the fund announced an increase in its next three monthly dividends to $0.115 per share, payable on April 30, 2003, May 30, 2003 and June 30, 2003. The new dividend represents an increase of approximately 4.5% in the monthly rate.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Advantage Income Realty Fund had a total return, based on income and change in net asset value, of 0.2%. This compares with the NAREIT Equity REIT Index's(a) total return of 0.7%.

    The recent quarter-end represents the third anniversary of the longest period in which REITs outperformed the broader stock market. They did so by a record margin, as shown in the following table.

                      ANNUALIZED TOTAL RETURN PERFORMANCE
                             Periods ended 3/31/03

                             NAREIT      S&P 500      NASDAQ
                             ------      -------      ------
1 year...................     -3.5%      -24.8%       -27.0%
2 years..................      8.9%      -13.2%       -14.3%
3 years..................     13.7%      -16.1%       -33.4%

    Despite the fact that the NAREIT index was up just 0.7% during the quarter, several underlying trends emerged that may portend changing leadership. As has been the case for several quarters, the total return leaders were the shopping center (8.3% total return), regional mall (7.0%), and industrial (2.7%) sectors. Laggards in the quarter once again included hotel (-20.5%) and apartment (-1.4%), but also included health care (-6.5%). During the month of March, changing trends were even more distinct as office was the single best performing sector, while health care was the worst.

-------------------

(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

    With respect to office stocks, we believe that their valuations and depressed level of share prices have influenced recent performance. Meanwhile, there continues to be a strong bid in the private market for quality office assets, which we believe supports our estimates of asset values. In addition, we are beginning to detect that vacancy rates are in the process of peaking in some important markets. With our predicted resumption of economic growth in the second half, that important indicator may actually improve very shortly.

    We believe that the performance of the health care sector is the result of two factors. Foremost is that it appears that federal, state and local budget deficits are having a negative influence on reimbursement rates, thereby diminishing the profitability of facility operators and the growth prospects of the health care REITs. In addition, we suspect that investors may perceive the decline in interest rates -- which helped drive excellent returns from health care REITs over the past two years -- as beginning to reverse. During the quarter, we selectively reduced our health care weight, and we expect to continue to do so opportunistically going forward.

    As was the case with many sectors of the financial markets, REITs experienced volatility during the first three months of the year based on quickly changing expectations with respect to economic growth, interest rates and events leading up to the war in Iraq. REITs were also subject to some unique factors. Perhaps most significant were the varied interpretations and expectations of the Bush administration's proposal to eliminate the double taxation of corporate dividends. Since the proposal would not be a positive for REITs -- because REITs already don't pay taxes -- the market's initial reaction was that the proposal would have to be a negative. After some reflection, however, it has become clearer that the complexities of the proposed new rules make perceived advantages to non-REIT companies very hard to quantify and rely upon, perhaps even magnifying the benefits of the reliable, high dividend yields provided by REITs. Following the president's proposal, for example, two companies currently taxed as C corporations (Capital Trust and Catellus Corporation) announced their intentions to convert to REIT status, providing further evidence of REITs' continuing appeal.

    One issue that continues to be of paramount importance to investors in all asset classes is the future course of the U.S. economy. Once the Iraq war is behind us (and as long as there are no further geopolitical crises), the performance of stocks, bonds and real estate will depend entirely on a resumption of economic and job growth. Since fiscal and monetary policies could hardly be more accommodative than they are now, our assumption is that this stimulus will shortly work its way into the system and that the United States will be able to avert an economic crisis. Based upon the stock market's strong rally as the war began (with REITs fully participating), we suspect that investors are more confidently anticipating second half 2003 growth.

INVESTMENT OUTLOOK

    The investment performance of REITs over the past 18 months has marked a sharp change in attitudes of a broad range of investors. While we have never been proponents of analyzing funds' flows in order to gauge or predict investment performance, there is now convincing evidence that new sources of demand for REIT shares are having a strong influence on valuations. Emerging data suggest that significant capital is now flowing to the REIT

                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

industry, much of which we believe is permanent. This is in contrast to the late 1990s, when investor capital flowed into and out of the sector primarily as a result of changing price and profit momentum.

    Since Equity Office Properties became the first REIT to be added to the S&P 500 Index in October 2001, 17 other REITs have been added to this and two other major S&P indexes, creating demand for at least $3.6 billion worth of shares from index funds. Once these shares are purchased, they remain in these funds, subject to fund inflows and outflows, unless the company is deleted from the index. Based on the market capitalization of REITs relative to the broader market, it is our belief that there will be a continual increase in the number of REITs being added to these indexes. An additional source of permanent demand for REIT shares is the growing number of closed-end mutual funds that invest exclusively in REITs. These funds have a fixed capital structure -- their shares trade on major stock exchanges, and they do not allow for redemptions or liquidation. Therefore, these funds must remain fully invested in REITs. Over $4 billion has been raised within this structure and we expect more new funds to be created in the near future.

    One further source of demand for REIT shares is an array of retirement accounts. Whereas during the 1990s less than 1% of retirement accounts (such as 401k plans) offered real estate options, it is now estimated that nearly 10% of such plans include REIT mutual funds in their menus. It is our understanding that this number is increasing steadily, with many prominent financial institutions recently adopting the REIT option. In addition, a growing number of financial planners and advisors have accepted REITs as an asset class that deserves representation in investor portfolios. While we cannot estimate what proportion of open-end mutual fund inflows are from such sources, we are confident that the combination of these accounts, along with numerous individuals and advisors who adhere to asset allocation models, will continue to make significant ongoing contributions to the REIT asset class. Over the past 18 months, over $3 billion of cash has flowed into open-end REIT mutual funds. REITs have also become a popular component of the real estate allocations of other retirement accounts such as defined benefit plans. Based on the readings from various institutional investment services, it is estimated that a further $4 billion has been committed to REITs over this same time frame.

    Finally, with share prices of some REITs trading well below net asset value, more and more companies are opting to repurchase their shares rather than make new investments. Indeed, because property prices have held up extremely well, many REITs have become net sellers of property, using the cash proceeds to retire debt, fund share repurchase and, in some cases, just sit on the cash in anticipation of future acquisition opportunities. We estimate that there have been over $1.5 billion of share repurchases over the past year and a half. Offsetting this is the issuance of approximately $6.5 billion of common equity by other REITs during the same period.

    Adding these flows together, as shown below, we estimate that $10.2 billion of incremental demand for REIT shares has been created. In relation to the $160 billion equity market capitalization of the equity REIT universe, of which a large percentage is held by insiders and founding families, we consider this to be a significant proportion. While it may be difficult to extrapolate this trend into the future, our belief is that the factors underlying this trend will remain prominent in the near future.

                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                         RECENT DEMAND FOR REIT SHARES

Index additions..................  $ 3.6   billion
Closed-end funds.................    4.2
Open-end funds...................    3.4
Defined benefit plans............    4.0
Share repurchases................    1.5
Equity issuance..................   (6.5)
                                   -----
NET DEMAND.......................  $10.2   BILLION

    While the underlying demand for REITs may be substantial, the returns they generate will primarily be dependent on the course of real estate fundamentals. As we mentioned, a stronger economy that brings with it a resumption of job growth will be required in order for occupancies and rents to improve in almost every property type. In light of the economic stimulus currently in place and increased stimulus that may be provided by the tax reduction proposal now being considered by Congress, we believe it would be unprecedented if there were not a resumption of strong economic growth.

    Anticipating a strengthening economy, our investment strategy continues to emphasize the office, industrial and regional mall sectors. Despite headlines that suggest aggravated conditions in the office market, new construction has declined precipitously. This suggests to us that once demand begins to increase, both occupancies and rents will once again begin to grow. The industrial and mall sectors will also be direct beneficiaries of an improved economy. We have reduced our exposure to the health care sector due to its slower growth potential as well as its high sensitivity to interest rates. We remain cautious on the apartment sector due to a continued high level of construction, despite the decline in demand resulting from the strength of single-family housing.

    Irrespective of when economic growth finally accelerates, we believe the REIT industry overall remains extremely healthy, as it is strongly capitalized and generates cash flow comfortably in excess of current dividends. Despite a small handful of dividend cuts, 29 companies have already raised their dividend payouts this year. As dividends tend to drive REITs' long-term returns, these attractive dividend yields have the potential to make REITs even more popular with investors, especially in an environment where many analysts are lowering expectations for

                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

most other asset classes. Consequently, we expect REITs to remain an important and growing component of investors' portfolios.

Sincerely,

             MARTIN COHEN                  ROBERT H. STEERS
             MARTIN COHEN                  ROBERT H. STEERS
             President                     Chairman

                           GREG E. BROOKS
                           GREG E. BROOKS
                           Portfolio Manager

  ----------------------------------------------------------------------------
           Cohen & Steers is online at COHENANDSTEERS.COM

      We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general. Check out our new interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or Nasdaq Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

              So visit us today at COHENANDSTEERS.COM

  ----------------------------------------------------------------------------

                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2003 (UNAUDITED)

                                                          NUMBER                       DIVIDEND
                                                         OF SHARES       VALUE         YIELD(a)
                                                        -----------   ------------   ------------
EQUITIES                                     151.77%
  COMMON STOCK                               110.82%
    DIVERSIFIED                               13.21%
        Colonial Properties Trust....................       367,900   $ 12,170,132       8.04%
        Crescent Real Estate Equities Co.............       970,400     13,954,352      10.43
        Vornado Realty Trust.........................       536,200     19,195,960       7.60
                                                                      ------------
                                                                        45,320,444
                                                                      ------------
    HEALTH CARE                               14.27%
        Health Care Property Investors...............       300,700     10,028,345       9.96
        Health Care REIT.............................       409,200     10,721,040       8.93
        Nationwide Health Properties.................     1,003,100     12,889,835      14.32
        Ventas.......................................     1,320,100     15,313,160       9.22
                                                                      ------------
                                                                        48,952,380
                                                                      ------------
    INDUSTRIAL                                 4.10%
        First Industrial Realty Trust................       372,500     10,549,200       9.68
        Keystone Property Trust......................       204,300      3,513,960       7.56
                                                                      ------------
                                                                        14,063,160
                                                                      ------------
    OFFICE                                    32.13%
        Arden Realty.................................       529,100     11,999,988       8.91
        Brandywine Realty Trust......................       633,100     13,928,200       8.00
        CarrAmerica Realty Corp. ....................       528,800     13,405,080       7.89
        Equity Office Properties Trust...............       738,000     18,782,100       7.86
        Highwoods Properties.........................       750,500     15,340,220      11.45
        Mack-Cali Realty Corp. ......................       682,200     21,127,734       8.14
        Prentiss Properties Trust....................       576,300     15,617,730       8.27
                                                                      ------------
                                                                       110,201,052
                                                                      ------------
    OFFICE/INDUSTRIAL                         10.53%
        Kilroy Realty Corp...........................        92,200      2,037,620       8.96
        Liberty Property Trust.......................       604,000     18,905,200       7.67
        Reckson Associates Realty Corp. .............        75,000      1,410,000       9.04
        Reckson Associates Realty Corp. -- Class B...       712,500     13,786,875      13.39
                                                                      ------------
                                                                        36,139,695
                                                                      ------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2003 (UNAUDITED)

                                                          NUMBER                       DIVIDEND
                                                         OF SHARES       VALUE          YIELD
                                                        -----------   ------------   ------------
    RESIDENTIAL -- APARTMENT                  11.70%
        Archstone-Smith Trust........................       425,600   $  9,346,176       7.79%
        AvalonBay Communities........................       218,800      8,073,720       7.59
        Camden Property Trust........................       165,500      5,362,200       7.84
        Gables Residential Trust.....................       340,400      9,109,104       9.01
        Home Properties of New York..................       152,200      5,053,040       7.35
        Post Properties..............................       131,500      3,175,725       7.45
                                                                      ------------
                                                                        40,119,965
                                                                      ------------
    SELF STORAGE                               6.41%
        Public Storage -- Series A...................       802,400     21,985,760       8.94
                                                                      ------------
    SHOPPING CENTER                           18.47%
      COMMUNITY CENTER                         6.73%
        Developers Diversified Realty Corp...........        45,800      1,106,070       6.79
        Federal Realty Investment Trust..............       155,700      4,728,609       6.39
        Heritage Property Investment Trust...........        65,800      1,648,290       8.38
        Kramont Realty Trust.........................       800,000     12,000,000       8.67
        Urstadt Biddle Properties -- Class A.........       300,000      3,594,000       7.01
                                                                      ------------
                                                                        23,076,969
                                                                      ------------
      REGIONAL MALL                           11.74%
        Glimcher Realty Trust........................       309,100      5,934,720      10.00
        Macerich Co. ................................       579,700     18,364,896       7.20
        Mills Corp. .................................       509,000     15,880,800       7.24
        Taubman Centers..............................         5,700         97,071       6.11
                                                                      ------------
                                                                        40,277,487
                                                                      ------------
        TOTAL SHOPPING CENTER........................                   63,354,456
                                                                      ------------
             TOTAL COMMON STOCK (Identified
               cost -- $384,557,277).................                  380,136,912
                                                                      ------------
  PREFERRED STOCK                             40.95%
    DIVERSIFIED                                2.22%
        Colonial Properties Trust, 8.75%,
          Series A...................................        12,600        319,158       8.65
        Colonial Properties Trust, 9.25%,
          Series C...................................         8,300        216,298       8.86
        Crescent Real Estate Equities Co., 6.75%,
           Series A (Convertible)....................       371,300      7,102,969       8.83
                                                                      ------------
                                                                         7,638,425
                                                                      ------------
    FINANCE                                    1.95%
        iStar Financial, 9.375%, Series B............        91,200      2,311,920       9.23
        iStar Financial, 9.20%, Series C.............        55,700      1,406,425       9.11
        iStar Financial, 8.00%, Series D.............       121,500      2,964,600       8.20
                                                                      ------------
                                                                         6,682,945
                                                                      ------------

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2003 (UNAUDITED)

                                                          NUMBER                       DIVIDEND
                                                         OF SHARES       VALUE          YIELD
                                                        -----------   ------------   ------------
    HEALTH CARE                                4.55%
        Health Care REIT, 8.875%, Series B...........        17,600   $    446,160       8.76%
        Nationwide Health Properties, 7.677%,
        Series P(a)..................................       221,000     15,152,313      11.20
                                                                      ------------
                                                                        15,598,473
                                                                      ------------
    HOTEL                                      3.81%
        FelCor Lodging Trust, $1.95, Series A
           (Convertible).............................       114,500      1,854,900      12.04
        FelCor Lodging Trust, 9.00%, Series B........        47,300        850,927      12.51
        Host Marriott Corp., 10.00%, Series B........         2,500         56,250      11.11
        Host Marriott Corp., 10.00%, Series C........        25,300        557,359      11.35
        Innkeepers USA, 8.625%, Series A.............       200,500      4,611,500       9.39
        LaSalle Hotel Properties, 10.25%,
           Series A..................................       200,000      5,130,000       9.98
                                                                      ------------
                                                                        13,060,936
                                                                      ------------
    INDUSTRIAL                                 0.51%
        Keystone Property Trust, 9.125%,
           Series D..................................        67,500      1,761,750       8.74
                                                                      ------------
    OFFICE                                     6.81%
        Alexandria Real Estate Equities,
           9.10%, Series B.. ........................        53,900      1,454,222       8.45
        CarrAmerica Realty Corp., 8.55%,
           Series C..................................        30,000        757,800       8.47
        HRPT Properties Trust, 8.75%, Series B.......       128,000      3,339,520       8.39
        Highwoods Properties, 8.625%, Series A(a)....        18,550     17,802,203       8.99
                                                                      ------------
                                                                        23,353,745
                                                                      ------------
    OFFICE/INDUSTRIAL                          6.14%
        PS Business Parks, 9.50%, Series D(b)........       800,000     21,080,000       9.03
                                                                      ------------
    RESIDENTIAL -- APARTMENT                   9.20%
        Apartment Investment & Management Co.,
           9.00%, Series C...........................        14,600        365,000       9.00
        Apartment Investment & Management Co.,
           8.75%, Series D...........................        58,100      1,443,785       8.81
        Apartment Investment & Management Co.,
           9.375%, Series G..........................        52,800      1,398,672       8.83
        Apartment Investment & Management Co.,
           9.50%, Series H...........................        10,500        262,815       9.51
        Apartment Investment & Management Co.,
           10.10%, Series Q..........................        18,600        488,808       9.63
        Apartment Investment & Management Co.,
           10.00%, Series R(c).......................       917,500     24,212,825       9.47
        Mid-America Apartment Communities,
           9.50%, Series A...........................        15,600        400,140       9.24
        Mid-America Apartment Communities,
           8.875%, Series B..........................        58,300      1,452,836       8.91
        Mid-America Apartment Communities,
           9.375%, Series C..........................        61,100      1,535,443       9.31
                                                                      ------------
                                                                        31,560,324
                                                                      ------------

-------------------
(a) The fund prices this security at fair value using procedures approved by the fund's board of directors.
(b) 269,000 shares segregated as collateral for the interest rate swap transactions (see Note 1).
(c) 266,000 shares segregated as collateral for the interest rate swap transactions (see Note 1).

                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                           MARCH 31, 2003 (UNAUDITED)

                                                          NUMBER                       DIVIDEND
                                                         OF SHARES       VALUE          YIELD
                                                        -----------   ------------   ------------
    SHOPPING CENTER                            5.76%
      COMMUNITY CENTER                         1.42%
        Developers Diversified Realty Corp.,
           8.68%, Series D...........................         1,000   $     25,100       8.65%
        Developers Diversified Realty Corp.,
           8.60%, Series F...........................       100,000      2,575,000       8.35
        Federal Realty Investment Trust, 8.50%,
           Series B..................................        20,100        530,640       8.07
        New Plan Excel Realty Trust, 7.80%,
           Series D(d)...............................        20,000      1,008,125       7.74
        Realty Income Corp., 9.375%, Series B........        28,000        718,200       9.12
                                                                      ------------
                                                                         4,857,065
                                                                      ------------
      OUTLET CENTER                            0.49%
        Chelsea Property Group, 8.375%,
           Series A(d)...............................        33,800      1,688,945       8.39
                                                                      ------------
      REGIONAL MALL                            3.85%
        Crown American Realty Trust, 11.00%,
           Series A..................................       125,600      7,146,640       9.67
        Mills Corp., 9.00%, Series B.................        83,800      2,162,040       8.72
        Mills Corp., 9.00%, Series C.................        85,000      2,197,250       8.70
        Rouse Co., 9.25%, Series Z...................        17,700        458,430       8.92
        Taubman Centers, 8.30%, Series A.............        51,100      1,242,241       8.56
                                                                      ------------
                                                                        13,206,601
                                                                      ------------
        TOTAL SHOPPING CENTER........................                   19,752,611
                                                                      ------------
             TOTAL PREFERRED STOCK (Identified
               cost -- $134,464,431).................                  140,489,209
                                                                      ------------
             TOTAL EQUITIES (Identified
               cost -- $519,021,708).................                  520,626,121
                                                                      ------------

                                                         PRINCIPAL
                                                           AMOUNT
                                                        ----------
CORPORATE BOND                                1.50%
         Host Marriott LP, 9.50%, due 1/15/07.......     $3,700,000      3,704,625
         LNR Property Corp., 10.50%,
            due 1/15/09.............................        500,000        526,250
         New Plan Excel Realty Trust, 6.90%,
            due 2/15/28.............................      1,000,000        931,109
                                                                      ------------
             TOTAL CORPORATE BOND (Identified
                cost -- $4,969,081).................                     5,161,984
                                                                      ------------

-------------------
(d) The fund prices this security at fair value using procedures approved by the fund's board of directors.

                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                           MARCH 31, 2003 (UNAUDITED)

                                                             PRINCIPAL
                                                               AMOUNT        VALUE
                                                             ----------   ------------
COMMERCIAL PAPER                                    0.97%
    United Bank of Switzerland Financial, 1.28%,
       due 4/1/03 (Identified cost -- $3,312,000).........   $3,312,000   $  3,312,000
                                                                          ------------
TOTAL INVESTMENTS (Identified cost --
         $527,302,789) .......................... 154.24%                  529,100,105
LIABILITIES IN EXCESS OF OTHER ASSETS ............ (2.93)%                 (10,068,801)
LIQUIDATION VALUE OF AUCTION RATE CUMULATIVE
  PREFERRED SHARES:
  SERIES M, SERIES W, AND SERIES TH (Equivalent
  to $25,000 per share based on 2,500 shares
  outstanding for Series M and Series W, and
  2,040 shares outstanding for Series TH)........ (51.31)%                (176,000,000)
                                                  ------                  ------------
NET ASSETS -- COMMON STOCK (Equivalent to
  $13.41 per share based on 25,589,587 shares
  of capital stock outstanding)...................100.00%                 $343,031,304
                                                  ------                  ------------


                                      ###

NOTE 1. INVESTMENTS IN INTEREST RATE SWAPS

The fund has entered into five interest rate swap transactions with Salomon Swapco Inc. Under the agreements, the fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal values of the swaps. The fund has segregated 266,000 shares of Apartment Investment and Management Co., 10.00%, Series R and 269,000 shares of PS Business Parks, 9.50%, Series D as collateral for the interest rate swap transactions. Details of the interest rate swap transactions at March 31, 2003 are as follows:

                          NOTIONAL                   FLOATING RATE(a)                         UNREALIZED
     COUNTERPARTY          AMOUNT     FIXED RATE   (RATE RESET MONTHLY)   TERMINATION DATE   DEPRECIATION
-----------------------  -----------  ----------   --------------------   ----------------   ------------
Salomon Swapco Inc.....  $31,250,000    5.3025%           1.310%              7/30/2006      $ (2,973,478)
Salomon Swapco Inc.....  $19,125,000    3.4065%           1.300%              6/18/2007      $   (438,820)
Salomon Swapco Inc.....  $31,250,000    5.5920%           1.310%              7/30/2008      $ (3,837,605)
Salomon Swapco Inc.....  $19,125,000    4.0800%           1.300%             12/18/2009      $   (533,636)
Salomon Swapco Inc.....  $31,250,000    5.8240%           1.310%              7/30/2011      $ (4,559,965)
                                                                                             ------------
                                                                                             $(12,343,504)
                                                                                             ------------
                                                                                             ------------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate).

                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                             FINANCIAL HIGHLIGHTS(b)
                           MARCH 31, 2003 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                   TOTAL NET ASSETS           PER SHARE
                                              --------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/2002.............                $349,856,868            $13.71
    Net investment income...................  $ 9,524,733                  $ 0.37
    Net realized and unrealized loss on
       investments and interest rate swap
       transactions.........................   (8,287,310)                  (0.32)
Distributions from net investment income to:
    Common shareholders.....................   (8,433,501)                  (0.33)
    Preferred shareholders..................     (556,852)                  (0.02)
                                                                           ------
Capital stock transactions:
    Distributions reinvested................      927,366
                                              -----------
Net decrease in net asset value.............                  (6,825,564)            (0.30)
                                                            ------------            ------
End of period: 3/31/2003....................                $343,031,304            $13.41
                                                            ------------            ------
                                                            ------------            ------

                         AVERAGE ANNUAL TOTAL RETURNS(c)
                   (PERIODS ENDED MARCH 31, 2003) (UNAUDITED)

                                SINCE INCEPTION
                     ONE YEAR                    (5/31/01)
                     --------                    ---------
                      -3.82%                       5.52%

  -------------------------------------------------------------------------
                        REINVESTMENT PLAN

    We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may
    purchase, from time to time, shares of its common stock in the open market.
  -------------------------------------------------------------------------

-------------------
 (b) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

 (c) Based on net asset value.

                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                                PRIVACY POLICY

               The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

               The fund does not receive any personal
               information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

               The fund does not disclose any personal
               information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the information.

                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

              FOR HIGH CURRENT INCOME:                                FOR TOTAL RETURN:
                   COHEN & STEERS                                      COHEN & STEERS
                 EQUITY INCOME FUND                                    REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
       A, B, C AND I SHARES AVAILABLE                     REITS
       SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                SYMBOL: CSRSX

              FOR CAPITAL APPRECIATION:                               FOR TOTAL RETURN:
                   COHEN & STEERS                                      COHEN & STEERS
                SPECIAL EQUITY FUND                              INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF REITS AND OTHER REAL ESTATE COMPANIES            CAPITAL APPRECIATION, INVESTING PRIMARILY IN
       CONCENTRATED, HIGHLY FOCUSED PORTFOLIO             REITS
       SYMBOL: CSSPX                                       OFFERS LOW TOTAL EXPENSE RATIO
                                                           HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-REIT, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

                                     COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS                       KEY INFORMATION

 Robert H. Steers                            INVESTMENT MANAGER
 Director and Chairman                       Cohen & Steers Capital Management, Inc.
                                             757 Third Avenue
 Martin Cohen                                New York, NY 10017
 Director and President                      (212) 832-3232

 Gregory C. Clark                            FUND SUBADMINISTRATOR AND CUSTODIAN
 Director                                    State Street Bank and Trust Company
                                             225 Franklin Street
 Bonnie Cohen                                Boston, MA 02110
 Director
                                             TRANSFER AGENT -- COMMON SHARES
 George Grossman                             Equiserve Trust Company
 Director                                    150 Royall Street
                                             Canton, MA 02021
 Richard J. Norman                           (800) 426-5523
 Director
                                             TRANSFER AGENT -- PREFERRED SHARES
 Willard H. Smith Jr.                        The Bank of New York
 Director                                    100 Church Street
                                             New York, NY 10007
 Adam Derechin
 Vice President and Assistant Treasurer      LEGAL COUNSEL
                                             Simpson Thacher & Bartlett
 Lawrence B. Stoller                         425 Lexington Avenue
 Assistant Secretary                         New York, NY 10017

                                             New York Stock Exchange Symbol: RLF

                                             Web site: cohenandsteers.com

                                             This report is for shareholder information.
                                             This is not a prospectus intended for
                                             use in the purchase or sale of fund
                                             shares. Past performance is of course no
                                             guarantee of future results and your
                                             investment may be worth more or less
                                             at the time you sell.

COHEN & STEERS
ADVANTAGE INCOME REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017

                                 COHEN & STEERS
                          ADVANTAGE INCOME REALTY FUND

                              -------------------

                                QUARTERLY REPORT
                                 MARCH 31, 2003